      HSBC Mutual Funds Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      [LOGO OF HSBC ASSET MANAGEMENT AMERICAS INC. APPEARS HERE]
--------------------------------------------------------------------------------

      Growth and Income Fund
     ------------------------------------------------------------------

July 26, 1999

Dear Shareholders:

The US market posted another spectacular return in the first half of 1999, as the S&P 500 Index/1/ rose 12.38% on a total return basis for the six-month period. Once again the market showed resilience in the face of a multitude of concerns including the devaluation of the Brazilian real, the Microsoft antitrust suit, US involvement in the Kosovo conflict and the sharp run up in oil prices. Further, interest rates rose significantly during the first half as strong economic growth ignited inflationary fears and increased the probability of tightening action by the Federal Reserve. However, very positive first quarter earnings reports and the highest earnings revision ratio (positive:negative) in a decade provided solace to equity market participants, allowing stock prices to move higher.

The US economy continued to defy expectations in the first half of 1999, with first quarter GDP growth of 4.3% and estimated second quarter growth of over 3%. While the consumer continued to drive growth--as evidenced by extremely strong personal consumption expenditures--the back end of the economy picked up over the first half as well. However, inflationary pressures failed to materialize despite this growth, reflecting continued global overcapacity and commodity price weakness.

Strong domestic growth in the first quarter, in combination with the belief that the emerging markets were on the rebound led to near-violent sector rotation in April, as the cyclical stocks took center stage. Concurrently, the high quality, growth issues--which had been leaders during much of the extended bull market--were all but abandoned by investors as they moved down the capitalization and quality scale in search of "value".

Outlook and Strategy
--------------------

We are in a prolonged period of domestic economic growth with little price inflation. Further, it is likely that any incipient inflation will be quickly quashed by the bond market vigilantes if not directly via tightening action by the Federal Reserve. It is still entirely possible that the June tightening of the Federal funds rate (25 basis points to 5%) will be a one-off move in 1999-- a replay of the Fed's single tightening move in 1997. We continue to anticipate new evidence of moderating economic growth and still-modest inflation pressures. Key reasons for expecting slowdown signals in the near term include [already] rising bond yields this year, the absence of the stimulative seasonal Federal income tax refunds in the second half of 1999, and an inflow of Asian imports from an export-led recovery in Asia. Currently, a cumulative 75 basis point tightening move is being priced into the Fed futures market which would completely reverse the 75 basis point easing in "98, when the Fed temporarily became very concerned about weak foreign economies and the quite fragile state of domestic and international financial markets.

While interest rates have been a recent focus of investors--and rising rates are clearly negative for equity market valuations--a long bond yield of 6-6.25% with little inflation accompanied by strong corporate earnings growth is no recipe for disaster for domestic equity prices. In fact positive earnings revisions are a powerful impetus for stocks, and the global healing--if not rebound--should certainly bode well for profits. Further, this recovery should
------
/1/ The Standard & Poor's 500 Index is a widely accepted unmanaged index of overall stock market performance.

allow for a healthy broadening of the market to include cyclical sectors and stocks that have been out of favor for a lengthy period. The consumer--which had supported the domestic economy when exports suffered and manufacturing weakened--remains strong as evidenced by near record high levels of consumer confidence.

HSBC Growth & Income Fund--Performance Commentary
-------------------------------------------------

The HSBC Growth & Income Fund gained 10.53% on a net, total return basis in the first half of 1999, pacing the Lipper Growth & Income median return of 10.87% but short of the S&P 500 return of 12.38%. The Fund remains in the top quartile of its peer universe for the one and three year periods ended concurrently.

While the Fund results for the first quarter were quite positive, a weak relative performance in the second quarter hurt year-to-date results. The most significant negative impact to first-half performance was the fund's emphasis on high quality, durable growth issues. This growth tilt had been beneficial to results in 1998 and in the first quarter of 1999, and is reflective of our overall "growth at a reasonable price' (GARP) philosophy/style of investing. However, the second quarter rotation from growth to value and down the market capitalization scale reflected a wholesale discounting of an Asian recovery. We found this to be a bit premature given the ongoing uncertainty in global emerging markets as well as a complete lack of follow-through in commodity prices, which remained under pressure.

In aggregate, sector weighting decisions dampened comparative performance with an average overweight in Technology and underweights in Basic Materials and Energy the most significant negatives. Stock selection also detracted from results for the period, with Consumer Staples, Energy and Technology the weakest sectors on a comparative basis. On the positive side, Consumer Cyclicals and Utilities posted strong relative results.

During the period the funds became more sector neutral as the near-term outlook became increasingly uncertain, notably the outlook for rates and inflation. To this end, Basic Materials and Capital Goods sector exposure was increased to market weights from significantly underweighted positions. Further, the magnitude of the overweight in Consumer Cyclicals was pared, due to a belief that the relative earnings power of the group versus the broader market was contracting. Healthcare was also reduced from an overweight to an underweight primarily through the partial sale of the Pfizer position.

Sincerely,

/s/ Fredric P. Lutcher

Fredric P. Lutcher
Chief Investment Officer, U.S. Equities

--------
The views expressed in this report reflect those of the portfolio manager through the end of the period covered by the report as stated on the cover. The manager's views are subject to change at any time based on the market and other conditions. Past performance is no guarantee of future results.

                             [CHART APPEARS HERE]

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                   GROWTH AND INCOME FUND VS. S&P 500 INDEX

                            Average Annual Total Return
                        ------------------------------------
                        1 Year        5 Year        10 Year
                        ------        ------        -------
Offering Price(1)       14.04%        20.00%         15.72%
NAV(2)                  20.04%        23.26%         16.31%

                  Growth           Growth        Standard        Lipper Growth
                   and              and             &                  &
                  Income           Income         Poor's         Income Fund
              (without load)     (with load)     500 Index           Index
              --------------     -----------     ---------       -------------
June 1989        10,000             9,502          10,000            10,000
Dec. 1989        11,007            10,460          11,292            10,796
Dec. 1990        10,522             9,998          10,934            10,149
Dec. 1991        13,881            13,190          14,274            12,966
Dec. 1992        14,955            14,211          15,369            14,214
Dec. 1993        16,634            15,806          16,905            16,293
Dec. 1994        16,140            15,337          17,126            16,225
Dec. 1995        21,485            20,416          23,536            24,277
Dec. 1996        25,331            24,071          28,966            25,676
Dec. 1997        32,227            30,671          38,630            32,577
Dec. 1998        40,981            38,942          49,671            37,001
June 1999        45,298            43,044          55,822            41,290

                                --- ---  Growth and Income Fund (without load)
                                - - - -  Growth and Income Fund (with load)
                                -------  Standard & Poor's 500 Index
                                -- - --  Lipper Growth & Income Fund Index

Past performance is not predictive of future performance. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Includes the maximum sales charge of 5.00%
(2) Excludes the maximum sales charge of 5.00%

The above illustration compares a $10,000 investment in the Growth and Income Fund on July 1, 1989 to a $10,000 investment in the Standard & Poor's 500 Index and the Lipper Growth and Income Fund Index on that date. All dividends and capital gain distributions are reinvested.

The Fund's performance takes into account all applicable fees and expenses and would have been lower had certain expenses not been reduced. The Standard & Poor's 500 Index is a widely accepted unmanaged index of overall stock market performance and does not take into account charges, fees and other expenses.

The Lipper Growth & Income Fund Index is an index based on the thirty largest growth and income mutual funds (equally weighted) tracked by Lipper Inc.

 HSBC Fixed Income Fund
--------------------------------------------------------------------------------

It appears the excesses of the second half of last year have been largely reversed. The flight to quality which led to Treasury securities outperforming Corporates by 220 basis points last year has partially turned around and Corporates are up 104 basis points so far this year. Interest rates are roughly 1% higher than where we closed 1998 and are now very close to the levels experienced prior to the Asian crisis last year. Unfortunately the move to higher rates has made it very difficult for fixed income investors. The ten year Treasury has produced a total return of 6.47% and the Long bond is down 10.53% so far this year. This is the first time since the rout of 1994 that the Lehman Aggregate Index, a proxy for the investment grade universe, has experienced back to back quarters of negative total returns.

The strength of the U.S. economy along with signs of stability and recovery in Asia and Japan has clearly swung the focus of monetary policy to reigning in growth. This is a marked contrast from the second half of last year when the Asian crisis sparked fears of global deflation and recession. Economic growth has been much stronger than expected so far this year. Predictions for 1999 GDP centered around 2.5% when we began the year but it appears we are steaming along at a 4% clip with no real evidence of a slowdown in sight. Fortunately, inflation has been well behaved for the most part but a spike in April CPI struck fear into the hearts of bond market investors and policy makers alike. This may have been what put the Fed back into pre-emptive mode after what has been termed a "growth experiment" over the past several months when growth was well above the long term sustainable pace. With the change to a pre-emptive Fed there has been considerably less discussion on the "new paradigm" economy and the ideas of the Phillips Curve are once again taking precedence.

The fund returned (2.12)% for the first half of the year on a net basis compared to (1.37)% for the Lehman Aggregate Bond Index/1/, a proxy for the investment grade market. Our neutral to long duration positioning throughout the year has been a negative in terms of relative performance. Our sector positioning which has been overweight high quality Corporate securities helped in the first quarter but has hurt in the second quarter. Over the entire period the Corporate positioning has only been a mild positive in spite of the overall sector performance being strong. This is because the performance in the sector has been narrow and largely in the lowest quality credits. For example AAA rated Corporates returned 22 basis points below similar duration Treasuries; while BBB rated paper, returned 233 basis point more than Treasuries. This has made it difficult to compete with the index while concentrating in high quality paper. We have fared better in our peer group where according to Lipper Inc. the fund was ranked in the 39th percentile and returned 31 basis points more than the average similar fund for the period.

Sincerely,

/s/ James Lark

James Lark
Director, Fixed Income
-------
/1/The Lehman Aggregate Bond Index is composed of the Lehman
Government/Corporate Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities.

The views expressed in this report reflect those of the portfolio manager through the end of the period covered by the report as stated on the cover. The manager's views are subject to change at any time based on the market and other conditions. Past performance is no guarantee of future results.

                             [CHART APPEARS HERE]

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               FIXED INCOME FUND VS. LEHMAN AGGREGATE BOND INDEX

                            Average Annual Total Return
                        ------------------------------------
                                                    Inception
                        1 Year        5 Year        (1/15/93)
                        ------        ------        --------
Offering Price(1)       (2.57)%        5.66%          5.27%
NAV(2)                   2.30 %        6.69%          6.06%

                   Fixed            Fixed         Lehman
                  Income           Income        Aggregate
                   Fund             Fund           Bond
              (without load)     (with load)       Index
              --------------     -----------     ---------
Jan. 1993        10,000             9,527          10,000
Dec. 1993        10,764            10,255          10,975
Dec. 1994        10,560            10,060          10,655
Dec. 1995        12,327            11,743          12,623
Dec. 1996        12,587            11,991          13,080
Dec. 1997        13,672            13,025          14,346
Dec. 1998        14,812            14,110          15,591
June 1999        14,538            13,850          15,375

                                     --- ---  Fixed Income Fund (without load)
                                     - - - -  Fixed Income Fund (with load)
                                     -------  Lehman Aggregate Bond Index

Past performance is not predictive of future performance. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Includes the maximum sales charge of 4.75%
(2) Excludes the maximum sales charge of 4.75%

The above illustration compares a $10,000 investment in the Fixed Income Fund on January 15, 1993 (date of inception), to a $10,000 investment in the Lehman Aggregate Bond Index on that date. All dividends and capital gain distributions are reinvested.

The Fund's performance takes into account all applicable fees and expenses and would have been lower had certain expenses not been reduced. The Lehman Aggregate Bond Index is a widely accepted unmanaged index of overall government corporate/mortgage bond market performance and does not take into account charges, fees and other expenses.

 HSBC New York Tax-Free Bond Fund
--------------------------------------------------------------------------------

Market Review

Municipal bonds outperformed taxable bonds on a pretax basis in the first half of 1999. The semi-annual return of the Lehman Aggregate Index was (1.37)% on a year to date basis. By comparison the Lehman Municipal Bond Index returned (0.90)% for the same period. The above reflected higher yields across the treasury yield curve ranging from 99 basis points higher on two year bonds to 88 basis points higher on thirty year bonds while municipal bonds were higher by 40-70 basis points across the curve.

Fund Review

The fund's total return through June 30, 1999 stood at (1.54)% versus the (1.80)% average return of Lipper's New York Municipal Debt Funds. On a year to date basis the fund has placed in the top third percentile of its peer group. As of June 30, 1999 the fund's duration which takes into account interim principal payments was 7.18 years which approximated about 108% of the duration of the Lehman New York State Exempt Index ("Lehman NYS Exempt Index")./1/ The average maturity of the fund was 12.45 years. In terms of sector diversification, the largest sectors consisted of general obligations (28.9%), higher education (17.1%), and medical revenue (16.1%).

Market Outlook

New York outrperformed the rest of the municipal market by 1 basis point as reflected by the total return of the Lehman NYS Exempt Index. For the first six months of the year the Lehman NYS Exempt Index returned (0.89)%. Given the strong performance of New York State and its local credits, we believe that the recent financial improvement is at its peak. We believe that the drastic compression in credit spreads despite the continuing underlying structural weakness of fiscal profiles in many New York credits both on the state and local government levels provides us the opportunity to upgrade the overall quality of the portfolio without giving up yield. In fact, despite the lower overall credit profile of the Lehman NYS Exempt Index as compared with the Lehman Municipal Bond Index (AA3/A1 versus AA1/AA2) the yield to worst of the New York index is only 2 basis point higher than that of the Municipal Bond Index. This differential remains very narrow from a historical perspective. Our credit strategy is to overweight insured credits as the yield spread between insured and single A rated credits is only 5 basis points. Currently the average quality of the fund is AA2.

Municipal relative outperformance is due to municipal's typical historical pattern of lagging behind in a rising yield environment and therefore providing greater pretax returns. Going forward we look for munis to continue to lag treasuries. We have taken on a long duration position of 108% of benchmark as a reflection of a constructive bias in our fixed income outlook for the second half of 1999. In the event of a grind towards lower rates we expect municipals to track treasuries in the intermediate portion of the curve and lag slightly on the longer end of the curve. Therefore we will be overweighing the intermediate (5-10 year bonds) portion of the curve going forward. We continue to favor higher rated credits within the investment grade spectrum. The municipal credit curve remains flat even as other fixed income product widened dramatically over the course of the year. Narrow credit spreads in the municipal market are a function of increased penetration of insurance into the municipal market which currently stands at better than 50% of all new issuance. This has dramatically reduced the supply of lower rated credits within

-------
/1/ The Lehman New York State Exempt Index is a broad based total return index which is comprised of 8,000 actual bonds issued in the State of New York.

the investment grade spectrum and therefore caused many investors to reach for yield. Subsequently, this has helped to narrow credit spreads. Credit spreads also narrowed with an overall shift in investor sentiment toward risk and the appropriate premium being placed on risk. Upgrades outpaced downgrades for the 14th consecutive quarter as municipal governments and authorities continue to show improving balance sheets. This being a result of a strong economy but even more importantly from a long term fundamental perspective for the most part municipalities are exhibiting conservatively sound fiscal management. With the spread between Baa and insured paper as tight as 15-20 basis points we do not feel that credit risk is adequately compensated and as such we will favor an overweight in natural AAA and insured AAA bonds with an underweight in A and lower rated credits. Going forward we feel that the potential for further credit performance in the form of a further narrowing credit curve is less likely than a widening of credit spreads. As spreads widen the fund will be selectively searching for appropriate opportunities. Currently the fund is not invested in any credits rated Baa1 or lower.

Sincerely,

/s/ Jerry Samet

Jerry Samet
Municipal Portfolio Manager



--------
The views expressed in this report reflect those of the portfolio manager through the end of the period covered by the report as stated on the cover. The manager's views are subject to change at any time based on the market and other conditions. Past performance is no guarantee of future results.

                             [CHART APPEARS HERE]

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN NEW YORK TAX-FREE BOND FUND VS. LEHMAN MUNICIPAL BOND INDEX

                            Average Annual Total Return
                        ------------------------------------
                        1 Year       5 Year          10 Year
                        ------       -------        --------
Offering Price(1)       (3.16)%        4.83%          6.40%
NAV(2)                   1.63 %        5.86%          6.92%

                New York          New York        Lehman
                Tax Free          Tax-Free       Municipal
                Bond Fund         Bond Fund         Bond
              (without load)     (with load)       Index
              --------------     -----------     ---------
June 1989        10,000             9,523          10,000
Dec. 1989        10,326             9,834          10,391
Dec. 1990        10,959            10,437          11,148
Dec. 1991        12,340            11,751          12,502
Dec. 1992        13,653            13,002          13,604
Dec. 1993        15,601            14,857          15,275
Dec. 1994        14,331            13,649          14,485
Dec. 1995        16,505            15,719          17,014
Dec. 1996        17,164            16,346          17,767
Dec. 1997        18,703            17,812          19,400
Dec. 1998        19,823            18,879          20,657
June 1999        19,520            18,590          20,472

                           --- ---  New York Tax-Free Bond Fund (without load)
                           - - - - New York Tax-Free Bond Fund (with load) ------- Lehman Municipal Bond Index

Past performance is not predictive of future performance. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Includes the maximum sales charge of 4.75%
(2) Excludes the maximum sales charge of 4.75%

The above illustration compares a $10,000 investment in the New York Tax-Free Bond Fund on July 1, 1989, to a $10,000 investment in the Lehman Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.

The Fund's performance takes into account all applicable fees and expenses and would have been lower had certain expenses not been reduced. The Lehman Municipal Bond Index is a widely accepted unmanaged index of overall municipal bond market performance and does not take into account charges, fees and other expenses.

Board of Trustees

WOLFE J. FRANKL         Former Director, North America, Berlin Economic
                        Development Corporation

JEFFREY J. HASS         Professor of Law, New York Law School

RICHARD J. LOOS         Vice Chairman Emeritus

CLIFTON H.W. MALONEY    President, C.H.W. Maloney & Co. Incorporated

JOHN C. MEDITZ          President, Horizon Asset Management, Inc.

HARALD PAUMGARTEN       President, Paumgarten and Company

JOHN P. PFANN           Chairman and President, JPP Equities, Inc.

ROBERT A. ROBINSON      Trustee, Henrietta and B. Frederick H. Bugher
                        Foundation
--------------------------------------------------------------------------------

Officers

WALTER B. GRIMM         President


ERIC F. ALMQUIST        Senior Vice President


ANTHONY J. FISCHER      Vice President


CHARLES L. BOOTH        Vice President


JOEL B. ENGLE           Treasurer


STEVEN R. HOWARD        Secretary


ALAINA V. METZ          Assistant Secretary


ROBERT L. TUCH          Assistant Secretary

Schedule of Portfolio Investments as of June 30, 1999 (Unaudited)

                             GROWTH AND INCOME FUND

                                 Security                              Market
 Shares                         Description                            Value
 -------                        -----------                         ------------
 COMMON STOCKS (99.3%):
 Automotive (1.5%):
  14,300 General Motors Corporation..............................   $    943,800
  16,800 Lear Corporation(b).....................................        835,800
                                                                    ------------
                                                                       1,779,600
                                                                    ------------
 Banking (6.6%):
  18,600 Bank of America Corporation.............................      1,363,613
  39,300 Bank of New York Co., Inc...............................      1,441,819
  26,000 Bank One Corporation....................................      1,548,625
  13,100 Chase Manhattan Corporation.............................      1,134,788
  54,400 Wells Fargo Co..........................................      2,325,599
                                                                    ------------
                                                                       7,814,444
                                                                    ------------
 Beverages (1.7%):
  15,300 Coca-Cola Co............................................        956,250
  26,500 PepsiCo, Inc............................................      1,025,219
                                                                    ------------
                                                                       1,981,469
                                                                    ------------
 Brewery (0.5%):
   7,900 Anheuser-Busch Co., Inc.................................        560,406
                                                                    ------------
 Broadcasting/Cable (1.3%):
   9,000 Adelphia Communications Corporation Class A(b)..........        572,625
  25,400 AT&T Corporation--Liberty Media Corporation(b)..........        933,450
                                                                    ------------
                                                                       1,506,075
                                                                    ------------
 Business Equipment & Service (0.5%):
  18,200 Ceridian Corporation(b).................................        594,913
                                                                    ------------
 Chemicals (2.7%):
  29,400 Air Products & Chemicals, Inc...........................      1,183,350
  19,100 E.I. du Pont de Nemours & Co............................      1,304,769
  10,800 Sealed Air Corporation(b)...............................        700,650
                                                                    ------------
                                                                       3,188,769
                                                                    ------------
 Computer Software (5.5%):
  15,000 BMC Software, Inc.(b)...................................        810,000
  54,300 Microsoft Corporation(b)................................      4,897,181
  21,200 Oracle Corporation(b)...................................        787,050
                                                                    ------------
                                                                       6,494,231
                                                                    ------------

                             GROWTH AND INCOME FUND

                                 Security                              Market
 Shares                         Description                            Value
 -------                        -----------                         ------------
 COMMON STOCKS (continued)
 Computers & Peripherals (11.8%):
  45,200 Cisco Systems, Inc.(b)..................................   $  2,915,399
  34,300 Dell Computer Corporation(b)............................      1,269,100
  40,344 EMC Corporation(b)......................................      2,218,920
   6,900 Hewlett-Packard Co......................................        693,450
  40,100 Intel Corporation.......................................      2,385,950
  18,200 International Business Machines Corporation.............      2,352,350
  21,600 Sun Microsystems, Inc.(b)...............................      1,487,700
  20,100 Unisys Corporation(b)...................................        782,644
                                                                    ------------
                                                                      14,105,513
                                                                    ------------
 Consumer Goods & Services (3.7%):
   8,200 Clorox Co...............................................        875,863
  19,300 Maytag Corporation......................................      1,344,968
  24,500 Philip Morris Cos., Inc.................................        984,594
  12,700 Procter & Gamble Co.....................................      1,133,475
                                                                    ------------
                                                                       4,338,900
                                                                    ------------
 Diversified (5.8%):
  10,700 AlliedSignal, Inc.......................................        674,100
  38,688 General Electric Co.....................................      4,371,744
  19,800 Tyco International, Ltd.................................      1,876,050
                                                                    ------------
                                                                       6,921,894
                                                                    ------------
 Environmental Services (1.1%):
  24,100 Waste Management, Inc.(b)...............................      1,295,375
                                                                    ------------
 Financial Services (5.8%):
   5,700 American Express Co.....................................        741,713
  52,000 Citigroup, Inc..........................................      2,469,999
  18,400 Fannie Mae..............................................      1,258,100
  32,700 MBNA Corporation........................................      1,001,438
   8,500 Morgan Stanley Dean Witter & Co.........................        871,250
  14,600 Washington Mutual, Inc..................................        516,475
                                                                    ------------
                                                                       6,858,975
                                                                    ------------
 Food Products & Services (1.6%):
  10,300 H.J. Heinz Co...........................................        516,288
  27,000 Safeway, Inc.(b)........................................      1,336,500
                                                                    ------------
                                                                       1,852,788
                                                                    ------------

                             GROWTH AND INCOME FUND

                                 Security                              Market
 Shares                         Description                            Value
 -------                        -----------                         ------------
 COMMON STOCKS (continued)
 Health Care (2.2%):
  15,200 Cardinal Health, Inc....................................   $    974,700
  16,700 Johnson & Johnson.......................................      1,636,600
                                                                    ------------
                                                                       2,611,300
                                                                    ------------
 Household Products (0.8%):
  25,600 Dial Corporation........................................        952,000
                                                                    ------------
 Industrial Goods & Services (0.6%):
   8,100 Eaton Corporation.......................................        745,200
                                                                    ------------
 Insurance (3.7%):
  13,300 American International Group, Inc.......................      1,556,931
  19,500 Equitable Companies, Inc................................      1,306,500
   9,800 Hartford Financial Services Group.......................        571,463
   6,500 Progressive Corporation.................................        942,500
                                                                    ------------
                                                                       4,377,394
                                                                    ------------
 Internet Software (1.2%):
  12,700 America Online, Inc.(b).................................      1,403,350
                                                                    ------------
 Medical Equipment & Supplies (0.7%):
  11,200 Medtronic, Inc..........................................        872,200
                                                                    ------------
 Oil & Gas Exploration, Production, and Services (8.5%):
  18,500 Chevron Corporation.....................................      1,760,969
  18,800 Enron Corporation.......................................      1,536,900
  40,800 Exxon Corporation.......................................      3,146,699
   7,100 Mobil Corporation.......................................        702,900
  21,200 Schlumberger, Ltd.......................................      1,350,175
  14,200 Unocal Corporation......................................        562,675
  24,200 Williams Co.............................................      1,030,013
                                                                    ------------
                                                                      10,090,331
                                                                    ------------
 Paper Products (0.7%):
  16,300 International Paper Co..................................        823,150
                                                                    ------------
 Pharmaceuticals (8.1%):
  27,300 American Home Products Corporation......................      1,569,750
  31,100 Bristol-Myers Squibb Co.................................      2,190,606
  31,200 Merck & Co., Inc........................................      2,308,800
   8,800 Pfizer, Inc.............................................        965,800

                             GROWTH AND INCOME FUND

                                  Security                             Market
 Shares                         Description                             Value
 -------                        -----------                          -----------
 COMMON STOCKS (continued)
  18,400 Schering-Plough Corporation..............................    $  975,200
  22,400 Warner-Lambert Co........................................     1,554,000
                                                                     -----------
                                                                       9,564,156
                                                                     -----------
 Photography (0.6%):
  10,500 Eastman Kodak Co.........................................       711,375
                                                                     -----------
 Printing & Publishing (1.8%):
  28,300 Time Warner, Inc.........................................     2,080,050
                                                                     -----------
 Railroads (0.9%):
  33,400 Burlington Northern Santa Fe Corporation.................     1,035,400
                                                                     -----------
 Restaurants (0.9%):
  25,900 McDonald's Corporation...................................     1,069,994
                                                                     -----------
 Retail Stores (7.3%):
  25,700 Bed Bath & Beyond, Inc.(b)...............................       989,450
  26,550 Gap, Inc.................................................     1,337,456
  30,300 Home Depot, Inc..........................................     1,952,456
  18,600 Rite Aid Corporation.....................................       458,025
  32,100 TJX Cos., Inc............................................     1,069,331
  60,000 Wal-Mart Stores, Inc.....................................     2,895,001
                                                                     -----------
                                                                       8,701,719
                                                                     -----------
 Telecommunications (9.5%):
  25,800 Ameritech Corporation....................................     1,896,300
  54,881 AT&T Corporation.........................................     3,063,046
  31,000 Lucent Technologies, Inc.................................     2,090,563
  48,400 MCI Worldcom, Inc.(b)....................................     4,174,499
                                                                     -----------
                                                                      11,224,408
                                                                     -----------
 Utilities (1.7%):
  12,800 GTE Corporation..........................................       969,600
  14,000 MediaOne Group, Inc.(b)..................................     1,041,250
                                                                     -----------
                                                                       2,010,850
                                                                     -----------
         Total Common Stocks (Cost $87,779,796)...................   117,566,229
                                                                     -----------

                            GROWTH AND INCOME FUND

                                 Security                             Market
  Shares                        Description                           Value
 --------                       -----------                        ------------
 OPEN END INVESTMENT COMPANIES (0.4%):
 Open End Investment Companies (0.4%):
  484,000 Provident Institutional Temporary Investment Fund.....   $    484,000
                                                                   ------------
          Total Open End Investment Companies (Cost -
            $484,000)...........................................        484,000
                                                                   ------------
          TOTAL INVESTMENTS (Cost - $88,263,796)(a) (99.7%)         118,050,229
          OTHER ASSETS IN EXCESS OF LIABILITIES (0.3%):.........        371,307
                                                                   ------------
          TOTAL NET ASSETS (100.0%).............................   $118,421,536
                                                                   ============

--------
Percentages indicated are based on net assets of $118,421,536.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation....................................... $31,828,374
     Unrealized depreciation.......................................  (2,041,941)
                                                                    -----------
     Net unrealized appreciation................................... $29,786,433
                                                                    ===========

(b) Represents non-income producing security.

See Notes to Financial Statements.

Schedule of Portfolio Investments as of June 30, 1999 (Unaudited)

                               FIXED INCOME FUND

                                                Maturity Principal    Market
                                          Rate    Date     Amount      Value
                                          ----  -------- ---------- -----------
ASSET BACKED SECURITIES (1.5%):
 Financial Services (1.5%):
  Chase Manhattan Grantor Trust, Series
   1996-A, Class A....................... 5.20%  2/15/02 $  329,085 $   328,568
  Ford Motor Credit, 1998-C.............. 5.81   3/15/02    300,000     300,363
                                                                    -----------
   Total Asset Backed Securities (Cost-$626,819)..................      628,931
                                                                    -----------
CORPORATE BONDS (39.3%):
 Aerospace & Defense (6.0%):
  Lockheed Martin Corporation (Guaranteed
   by Lockheed Martin Tactical Systems,
   Inc.)................................. 6.85   5/15/01  2,500,000   2,511,238
                                                                    -----------
 Banking (12.0%):
  Provident Bank......................... 6.13  12/15/00  2,500,000   2,484,710
  BankAmerica Corporation................ 7.88   12/1/02  2,500,000   2,603,530
                                                                    -----------
                                                                      5,088,240
                                                                    -----------
 Electric Utility (10.7%):
  Columbus Southern Power Company
   (American Electric Power)............. 7.25   10/1/02  2,500,000   2,533,705
  Commonwealth Edison.................... 6.95   7/15/18  2,000,000   1,929,890
                                                                    -----------
                                                                      4,463,595
                                                                    -----------
 Financial Services (6.0%):
  Associates Corporation NA.............. 5.75   11/1/03  1,500,000   1,453,454
  Travelers Property Casualty
   Corporation........................... 7.75   4/15/26  1,000,000   1,039,297
                                                                    -----------
                                                                      2,492,751
                                                                    -----------
 Telecommunications (4.6%):
  MCI Communications Corporation......... 6.50   4/15/10  2,000,000   1,909,408
                                                                    -----------
   Total Corporate Bonds (Cost-$16,740,775).......................   16,465,232
                                                                    -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS
 (34.2%):
 Federal Home Loan Mortgage Corporation
  (11.9%):
  Federal Home Loan Mortgage Corp., Pool
   #220019............................... 7.75    1/1/02     44,758      45,538
  Federal Home Loan Mortgage Corp., Gold
   Pool #D62926.......................... 6.50    8/1/25  1,813,052   1,754,775
  Federal Home Loan Mortgage Corp., Pool#
   C00742................................ 6.50    4/1/29  3,287,896   3,182,214
                                                                    -----------
                                                                      4,982,527
                                                                    -----------
 Federal National Mortgage Association
  (17.1%):
  Federal National Mortgage Association,
   Pool #310001.......................... 6.00    9/1/00    760,525     757,673
  Federal National Mortgage Association,
   Series 1993-104, Class C, REMIC....... 6.50   3/25/21  2,000,000   1,959,312

                               FIXED INCOME FUND

                                                Maturity Principal    Market
                                          Rate    Date     Amount      Value
                                          ----  -------- ---------- -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS
 (continued)
 Federal National Mortgage Association
  (continued)
  Federal National Mortgage Association,
   Pool #250414.......................... 7.00%  12/1/25 $2,852,863 $ 2,824,080
  Federal National Mortgage Association,
   Pool #343195.......................... 7.50    5/1/26  1,402,034   1,417,931
  Federal National Mortgage Association,
   Pool #343812.......................... 7.50    5/1/26    192,946     195,134
                                                                    -----------
                                                                      7,154,130
                                                                    -----------
 Government National Mortgage Association
  (5.2%):
  Government National Mortgage
   Association, Pool# 356578............. 7.50   6/15/23  2,169,697   2,198,565
                                                                    -----------
   Total U.S. Government Agency Obligations (Cost - $14,163,426)..   14,335,222
                                                                    -----------
U.S. GOVERNMENT OBLIGATIONS (17.4%):
 U.S. Treasury Bonds (14.9%):
  U.S. Treasury Bonds.................... 8.75   8/15/20  1,050,000   1,346,954
  U.S. Treasury Bonds.................... 6.63   2/15/27  4,650,000   4,895,580
                                                                    -----------
                                                                      6,242,534
                                                                    -----------
 U.S. Treasury Notes (2.5%):
  U.S. Treasury Notes.................... 6.63   5/15/07  1,000,000   1,041,563
                                                                    -----------
   Total U.S. Government Obligations (Cost - $7,348,804)..........    7,284,097
                                                                    -----------
MUNICIPAL OBLIGATIONS (4.8%):
  Oakland, California Pension Obligation,
   Subseries A (MBIA Insured)............ 6.91  12/15/07  2,000,000   2,006,250
                                                                    -----------
   Total Municipal Obligations (Cost - $2,000,000)................    2,006,250
                                                                    -----------

                               FIXED INCOME FUND

                                                                       Market
                                                            Shares      Value
                                                           --------- -----------
OPEN END INVESTMENT COMPANIES (2.4%):
  Provident Institutional Temporary Investment Fund....... 1,001,000 $ 1,001,000
                                                                     -----------
   Total Open End Investment Companies (Cost - $1,001,000)..........   1,001,000
                                                                     -----------
   TOTAL INVESTMENTS (Cost - $41,880,824)(a) (99.6%)................  41,720,732
   OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%).....................     161,724
                                                                     -----------
   TOTAL NET ASSETS (100.0%)........................................ $41,882,456
                                                                     ===========

--------
Percentages indicated are based on net assets of $41,882,456.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation........................................  $498,536
     Unrealized depreciation........................................  (658,628)
                                                                     ---------
     Net unrealized depreciation.................................... $(160,092)
                                                                     =========

MBIA--Municipal Bond Insurance Association
NA--National Association
REMIC--Real Estate Mortgage Investment Conduit
See Notes to Financial Statements.

Schedule of Portfolio Investments as of June 30, 1999 (Unaudited)

                          NEW YORK TAX-FREE BOND FUND

                                                Maturity Principal    Market
                                          Rate    Date     Amount     Value
                                          ----  -------- ---------- -----------
Municipal Bonds--98.3%
 New York--98.3%
  Albany County Airport Authority,
   Airport Revenue, AMT (FSA Insured)
   Callable 12/15/07 @ 102............... 5.50% 12/15/19 $  750,000 $   746,250
  Bethlehem Central School District, GO
   (AMBAC Insured)....................... 7.10   11/1/07    200,000     231,750
  Metropolitan Transportation Authority,
   Transportation Facilities Revenue,
   Series A (MBIA Insured) Callable
   7/1/07 @ 101.5........................ 5.63    7/1/25  1,200,000   1,212,000
  Monroe County, Series B, GO, Callable
   12/01/99 @ 101.5...................... 7.00    6/1/04     10,000      10,272
  New York City, Municipal Water Finance
   Authority, Water & Sewer System
   Revenue, Series A (FGIC Insured)*..... 3.55    7/1/99    800,000     800,000
  New York City, Municipal Water Finance
   Authority, Water & Sewer System
   Revenue, Series A, Callable 6/15/06 @
   101................................... 5.50   6/15/24  1,800,000   1,793,250
  New York City, Series A, GO, Callable
   8/15/01 @ 101.5....................... 7.75   8/15/04     20,000      21,600
  New York City, Series A, GO, Callable
   8/15/01 @ 101.5....................... 7.75   8/15/07    175,000     188,344
  New York City, Series A, GO,
   Prerefunded 8/15/01 @ 101.5........... 7.75   8/15/04    580,000     630,025
  New York City, Series A, GO,
   Prerefunded 8/15/01 @ 101.5........... 7.75   8/15/07    200,000     217,500
  New York City, Series B, GO............ 6.10   8/15/05  2,000,000   2,142,500
  New York City, Series B, GO, Callable
   2/1/02 @ 101.5........................ 7.50    2/1/07  1,000,000   1,081,250
  New York City, Series E, GO............ 6.50   2/15/06  2,000,000   2,184,999
  New York City, Series F, GO, Callable
   11/15/01 @ 101.5...................... 8.40  11/15/05     45,000      49,500
  New York City, Series F, GO,
   Prerefunded 11/15/01 @ 101.5.......... 8.40  11/15/01    105,000     116,550
  New York City, Series G, GO,........... 6.75    2/1/09  1,000,000   1,125,000
  New York City, Transitional Aa3, Aa
   Finance Authority Revenue, Series B
   (FTS), Callable 5/1/09 @101........... 4.75   11/1/23  1,500,000   1,336,875
  New York City, Trust For Cultural
   Resources, Museum of Modern Art (AMBAC
   Insured) Prerefunded 1/1/02 @ 102..... 6.40    1/1/04    350,000     374,063
  New York State, Dormitory Authority
   Lease Revenue, Court Facilities,
   Westchester County.................... 5.00    8/1/08    800,000     810,000
  New York State, Dormitory Authority,
   Lease Revenue, Municipal Health
   Facilities Improvement Programs,
   Series 1 (FSA Insured) Callable
   1/15/09 @ 101......................... 4.75   1/15/29  1,000,000     885,000
  New York State, Dormitory Authority,
   City University System Revenue, Series
   A (FGIC-TCRS Insured)................. 5.75    7/1/18  2,370,000   2,497,387
  New York State, Dormitory Authority,
   Mental Health Services Facilities
   Revenue, Series G (AMBAC Insured)
   Callable 8/15/08 @ 101................ 4.50   8/15/18  1,650,000   1,458,188
  New York State, Dormitory Authority,
   State University Education Facilities
   Revenue, Series A (MBIA Insured)...... 5.88   5/15/11  1,500,000   1,606,875
  New York State, Environmental
   Facilities Corporation, Clean Water,
   Series B, Callable 6/15/08 @ 102...... 5.05   6/15/13    500,000     495,000

                          NEW YORK TAX-FREE BOND FUND

                                                Maturity Principal    Market
                                          Rate    Date     Amount      Value
                                          ----  -------- ---------- -----------
Municipal Bonds (continued)
 New York (continued)
  New York State, Environmental
   Facilities Corporation, Pollution
   Control Revenue, State Water, Series
   A, Callable 6/15/01 @ 102............. 7.00%  6/15/12 $  150,000 $   160,125
  New York State, Environmental
   Facilities Corporation, Pollution
   Control Revenue, State Water, Series
   A, Prerefunded 6/15/01 @ 102.......... 7.00   6/15/12    150,000     161,063
  New York State, Environmental
   Facilities Corporation, Pollution
   Control Revenue, State Water, Series
   B, Callable 8/02/99 @ 102............. 7.50   3/15/11    250,000     256,598
  New York State, Environmental
   Facilities Corporation, Pollution
   Control Revenue, State Water, Series
   C, Callable 3/15/00 @ 102............. 7.20   3/15/11    200,000     207,890
  New York State, Housing Finance Agency,
   Multifamily Mortgage Housing Revenue,
   Series A (FHA Insured) Callable
   8/15/02 @ 102......................... 7.00   8/15/22    900,000     961,875
  New York State, Medical Care Facilities
   Finance Agency, Adult Day Care
   Facility, Series A (SONYMA Insured)
   Callable 11/15/05 @ 102............... 6.38  11/15/20  1,945,000   2,098,169
  New York State, Medical Care Facilities
   Finance Agency, Series A (FSA Insured)
   Callable 9/02/99 @ 101................ 7.70   2/15/18     80,000      81,129
  New York State, Urban Development
   Corporation, Senior Lien, Corporate
   Purpose, Callable 7/1/06 @ 102........ 5.50    7/1/16  2,000,000   2,035,000
  Niagara Frontier Transportation
   Authority, Greater Buffalo
   International Airport Revenue, Series
   A, AMT (AMBAC Insured) Callable 4/1/04
   @ 102................................. 6.13    4/1/14  2,400,000   2,549,999
  Syracuse, GO, Prerefunded 2/15/01 @
   102................................... 6.70   2/15/01    300,000     317,625
  Triborough Bridge & Tunnel Authority,
   General Purpose Revenue, Series A, GO,
   Callable 1/1/07 @ 101................. 5.25    1/1/28    500,000     479,375
                                                                    -----------
  Total Municipal Bonds (Cost-$30,262,263)........................   31,323,026
                                                                    ===========

                          NEW YORK TAX-FREE BOND FUND

                                                                      Market
                                                             Shares    Value
                                                             ------ -----------
OPEN-END INVESTMENT COMPANIES (0.3%):
 New York (0.3%):
  Dreyfus New York Money Fund............................... 87,000 $    87,000
                                                                    -----------
   Total Open-End Investment Companies (Cost - $87,000)............      87,000
                                                                    -----------
   TOTAL INVESTMENTS (Cost - $30,349,263)(a) (98.6%)...............  31,410,026
   OTHER ASSETS IN EXCESS OF LIABILITIES (1.4%)....................     435,921
                                                                    -----------
   TOTAL NET ASSETS (100.0%)....................................... $31,845,947
                                                                    ===========

--------
Percentages indicated are based on net assets of $31,845,947.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation....................................... $ 1,420,115
     Unrealized depreciation.......................................    (359,352)
                                                                    -----------
     Net unrealized appreciation................................... $ 1,060,763
                                                                    ===========

* Variable rate security. Rate represents rate in effect at June 30, 1999. Date presented represents the next rate change date.

AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Taxable Paper
FHA - Federal Housing Administration
FGIC - Financial Guaranty Insurance Corp.
FSA - Financial Security Assurance
FTS - Future Tax Secured
GO - General Obligation
MBIA - Municipal Bond Insurance Association
SONYMA - State of New York Mortgage Agency
TCRS - Transferable Custody Receipts

See Notes to Financial Statements.

Statement of Assets and Liabilities
As of June 30, 1999 (Unaudited)

                                           Growth        Fixed      New York
                                            and         Income      Tax-Free
                                        Income Fund      Fund      Bond Fund
                                        ------------  -----------  -----------
ASSETS:
 Investments in securities, at value
  (amortized cost $88,263,796,
  $41,880,824, $30,349,263,
  respectively)........................ $118,050,229  $41,720,732  $31,410,026
 Cash..................................           44          301          373
 Interest and dividends receivable.....       91,633      404,313      582,107
 Receivable for capital shares sold....        2,959           25           --
 Receivable from investment securities
  sold.................................      669,723           71           --
 Prepaid expenses......................        3,758        1,966          547
                                        ------------  -----------  -----------
Total Assets...........................  118,818,346   42,127,408   31,993,053
                                        ------------  -----------  -----------
LIABILITIES:
 Dividends payable.....................      292,670      198,077      117,462
 Payable for capital shares redeemed...          500           --           --
 Accrued expenses and other payables:
  Investment advisory fees.............       51,350       18,987        6,620
  Administration fees..................        9,336        3,452        2,648
  Distribution fees....................           --           48        3,651
  Accounting and transfer agent fees...        4,377        5,438        2,168
  Other................................       38,577       18,950       14,557
                                        ------------  -----------  -----------
Total Liabilities......................      396,810      244,952      147,106
                                        ------------  -----------  -----------
Net Assets............................. $118,421,536  $41,882,456  $31,845,947
                                        ============  ===========  ===========
COMPUTATION OF NET ASSET VALUE:
 Net assets............................ $118,421,536  $41,882,456  $31,845,947
 Shares of beneficial interest issued
  and outstanding (par value $0.001 per
  share, unlimited number of shares
  authorized)..........................    7,729,483    4,245,144    2,841,135
                                        ------------  -----------  -----------
 Net asset value....................... $      15.32  $      9.87  $     11.21
                                        ============  ===========  ===========
 Maximum sales charge..................         5.00%        4.75%        4.75%
 Maximum offering price (Net asset
  value / (100%--
  Maximum sales charge))............... $      16.13  $     10.36  $     11.77
                                        ============  ===========  ===========
COMPOSITION OF NET ASSETS:
 Paid-in capital....................... $ 76,801,006  $43,952,109  $31,365,928
 Undistributed (distributions in excess
  of) net investment income............       99,915       33,514      (18,944)
 Accumulated net realized gain (losses)
  from investment transactions.........   11,734,182   (1,943,075)    (561,800)
 Net unrealized appreciation
  (depreciation) from investments......   29,786,433     (160,092)   1,060,763
                                        ------------  -----------  -----------
Net Assets............................. $118,421,536  $41,882,456  $31,845,947
                                        ============  ===========  ===========

See Notes to Financial Statements.

Statement of Operations
For the period ended June 30, 1999 (Unaudited)

                                           Growth        Fixed      New York
                                             and        Income      Tax-Free
                                         Income Fund     Fund      Bond Fund
                                         -----------  -----------  -----------
INVESTMENT INCOME:
 Interest............................... $        10  $ 1,658,539  $   879,704
 Dividends..............................     603,181       10,025        2,358
                                         -----------  -----------  -----------
Total Income............................     603,191    1,668,564      882,062
                                         -----------  -----------  -----------
EXPENSES:
 Investment advisory fees...............     305,941      139,654       74,166
 Administration fees....................      83,439       38,088       24,722
 Co-administration and shareholder
  servicer assistance fees..............      38,938       17,774       11,537
 Distribution fees......................          27           66       24,636
 Legal fees.............................      54,903       25,634       16,357
 Accounting and transfer agent fees.....      30,632       14,713       43,719
 Other expenses.........................      56,148       31,651       22,055
                                         -----------  -----------  -----------
Gross Expenses..........................     570,028      267,580      217,192
 Less: Fee waivers......................     (66,752)     (30,470)     (52,741)
                                         -----------  -----------  -----------
Net Expenses............................     503,276      237,110      164,451
                                         -----------  -----------  -----------
Net Investment Income...................      99,915    1,431,454      717,611
                                         -----------  -----------  -----------
NET REALIZED/UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS:
Net realized gains (losses) from
 investment transactions................   9,808,406     (202,306)     (69,984)
 Net change in unrealized appreciation
  (depreciation) from investments.......   1,307,368   (2,331,222)  (1,161,275)
                                         -----------  -----------  -----------
 Net Realized/Unrealized Gains (Losses)
  from Investments......................  11,115,774   (2,533,528)  (1,231,259)
                                         -----------  -----------  -----------
 Change in Net Assets Resulting from
  Operations............................ $11,215,689  $(1,102,074) $  (513,648)
                                         ===========  ===========  ===========

See Notes to Financial Statements.

Statement of Changes in Net Assets (Unaudited)

                                                    Growth and Income Fund
                                                --------------------------------
                                                   For the          For the
                                                period ended      year ended
                                                June 30, 1999  December 31, 1998
                                                -------------  -----------------
From Investment Activities:
OPERATIONS:
 Net investment income......................... $     99,915     $    530,461
 Net realized gains (losses) from investment
  transactions.................................    9,808,406        9,102,892
 Net change in unrealized appreciation
  (depreciation) from investments..............    1,307,368       13,103,132
                                                ------------     ------------
 Change in net assets resulting from
  operations...................................   11,215,689       22,736,485
                                                ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income....................           --         (531,024)
 From net realized gains (losses) from
  investment transactions......................           --      (12,216,636)
                                                ------------     ------------
 Change in net assets from shareholder
  distributions................................           --      (12,747,660)
                                                ------------     ------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued...................    5,735,380       42,875,131
 Dividends reinvested..........................           --       13,780,310
 Cost of shares redeemed.......................   (4,796,473)     (15,572,070)
                                                ------------     ------------
 Change in net assets from capital share
  transactions.................................      938,907       41,083,371
                                                ------------     ------------
 Change in Net Assets..........................   12,154,596       51,072,196
                                                ------------     ------------
NET ASSETS:
 Beginning of period...........................  106,266,940       55,194,744
                                                ------------     ------------
 End of period................................. $118,421,536     $106,266,940
                                                ============     ============
SHARE TRANSACTIONS:
 Issued........................................      396,245        3,357,173
 Reinvested....................................           --        1,009,942
 Redeemed......................................     (331,212)      (1,168,181)
                                                ------------     ------------
 Change in shares..............................       65,033        3,198,934
                                                ============     ============

See Notes to Financial Statememts.

Statement of Changes in Net Assets (Unaudited)

                                     Fixed Income Fund          New York Tax-Free Bond Fund
                              ------------------------------- -------------------------------
                                 For the         For the         For the         For the
                              period ended     year ended     period ended     year ended
                              June 30, 1999 December 31, 1998 June 30, 1999 December 31, 1998
                              ------------- ----------------- ------------- -----------------
From Investment Activities:
OPERATIONS:
 Net investment income......   $ 1,431,454     $ 3,146,518     $   717,611     $ 1,568,024
 Net realized gains (losses)
  from
  investment transactions...      (202,306)      1,275,186         (69,984)        805,303
 Net change in unrealized
  appreciation
  (depreciation) from
  investments...............    (2,331,222)         91,117      (1,161,275)       (300,037)
                               -----------     -----------     -----------     -----------
 Change in net assets
  resulting
  from operations...........    (1,102,074)      4,512,821        (513,648)      2,073,290
                               -----------     -----------     -----------     -----------
DISTRIBUTIONS TO
SHAREHOLDERS:
 From net investment
  income....................    (1,431,454)     (3,146,518)       (736,555)     (1,568,024)
                               -----------     -----------     -----------     -----------
 Change in net assets from
  shareholder distributions..   (1,431,454)     (3,146,518)       (736,555)     (1,568,024)
                               -----------     -----------     -----------     -----------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares
  issued....................     2,960,135       9,201,178         806,066       1,667,644
 Dividends reinvested.......        23,693          54,313         414,074         904,671
 Cost of shares redeemed....   (12,401,402)    (18,190,514)     (1,792,029)     (6,933,516)
                               -----------     -----------     -----------     -----------
 Change in net assets from
  capital
  share transactions........    (9,417,574)     (8,935,023)       (571,889)     (4,361,201)
                               -----------     -----------     -----------     -----------
 Change in Net Assets.......   (11,951,102)     (7,568,720)     (1,822,092)     (3,855,935)
                               -----------     -----------     -----------     -----------
NET ASSETS:
 Beginning of period........    53,833,558      61,402,278      33,668,039      37,523,974
                               -----------     -----------     -----------     -----------
 End of period..............   $41,882,456     $53,833,558     $31,845,947     $33,668,039
                               ===========     ===========     ===========     ===========
SHARE TRANSACTIONS:
 Issued.....................       292,018         902,978          69,515         144,518
 Reinvested.................         2,325           5,316          35,701          78,329
 Redeemed...................    (1,240,663)     (1,784,806)       (155,355)       (601,146)
                               -----------     -----------     -----------     -----------
 Change in shares...........      (946,320)       (876,512)        (50,139)       (378,299)
                               ===========     ===========     ===========     ===========

See Notes to Financial Statememts.

Notes to Financial Statements


1. Organization

  HSBC Mutual Funds Trust (the "Trust") was organized on November 1, 1989 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company with multiple investment portfolios, including the Growth and Income Fund, Fixed Income Fund, and New York Tax-Free Bond Fund (herein referred collectively as the "Funds").

  The investment objectives and policies are as follows:

   Growth and Income Fund--      To provide investors with long-term growth of
                                 capital and current income by investing
                                 primarily in common stocks, preferred stocks
                                 and securities convertible into or with rights
                                 to purchase common stocks ("equity
                                 securities").

   Fixed Income Fund--           Generation of high current income consistent
                                 with appreciation of capital by investing
                                 primarily in notes, bonds, debentures and
                                 other fixed income securities.

   New York Tax-Free Bond Fund-- To provide investors with as high a level of current income exempt from regular Federal, New York State and New York City personal income taxes as is consistent with relative stability of capital.

2. Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  Securities Valuation: Investments in equity securities traded on an exchange are valued at the last quoted sales price on a given day, or if a sale is not reported for that day, at the mean between the most recent bid and ask prices. The bid price is used when no ask price is available. Debt securities for which market quotations are readily available are valued at the quoted bid price. Debt securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with guidelines which have been adopted by the Board of Trustees. Such procedures include the use of independent pricing services which use prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indicators as to value from dealers and general market conditions. Investments in open-end investment companies are valued at their net asset value as reported by such investment companies. Short-term obligations having maturities of 60 days or less are valued at amortized cost which approximates market value.

  Taxes: It is each Funds' policy to continue to comply with the provisions of the Internal Revenue Code, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income and net realized capital gains, if any, to its shareholders for each taxable year. Therefore, no provision is required for federal income tax.

  Dividends and Distributions: The Growth and Income Fund intends to declare and pay, as a semi-annual dividend, substantially all of its net investment income. The Fixed Income and New York Tax-Free Bond Funds intend to declare as a dividend substantially all of its net investment income at the end of each business day and to pay within five business days after the end of each month. Net capital gains for all three Funds, if any, are distributed at least annually.

  Dividends and distributions are recorded by the Funds on the ex-dividend date. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations that may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  Security Transactions and Related Income: Security transactions are recorded on trade date. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes, where applicable, discount and premium.

  Expense Allocation: Expenses directly attributed to each Fund in the Trust are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them on the basis of relative net assets or another appropriate basis.

3. Portfolio Securities

  Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 1999 were as follows:

                                                          Purchases     Sales
                                                         ----------- -----------
   Growth and Income Fund............................... $43,849,704 $42,574,987
   Fixed Income Fund....................................  21,574,646  31,675,967
   New York Tax-Free Bond Fund..........................   1,466,025   2,551,755

4. Related Party Transactions

  The Trust retains HSBC Asset Management Americas Inc. to act as Investment Adviser for the Fund. HSBC Asset Management Americas Inc. is the North American investment management affiliate of HSBC Holdings plc (Hong Kong and Shanghai Banking Corporation). As Investment Adviser, HSBC Asset Management Americas Inc. furnishes investment guidance and policy direction in connection with the management of the investment portfolios of the Funds, subject to policies established by the Board of Trustees. As compensation for its services, HSBC Asset Management Americas Inc. is paid monthly advisory fees at the following annual rates:

                                                                   Investment Advisory Fee Rate
                                                                   ------------------------------
                                                                   Growth and Income Fixed Income
   Portion of Each Fund's Average Daily Net Assets                       Fund            Fund
   -----------------------------------------------                 ----------------- ------------
   Up to $400 million.............................................      0.550%          0.550%
   In excess of $400 million but not exceeding $800 million.......      0.505%          0.505%
   In excess of $800 million but not exceeding $1.2 billion.......      0.460%          0.460%
   In excess of $1.2 billion but not exceeding $1.6 billion.......      0.415%          0.415%
   In excess of $1.6 billion but not exceeding $2.0 billion.......      0.370%          0.370%
   In excess of $2.0 billion......................................      0.315%          0.315%

                                                                                  Investment
                                                                               Advisory Fee Rate
                                                                               -----------------
                                                                                   New York
                                                                                 Tax-Free Bond
   Portion of the Fund's Average Daily Net Assets                                    Fund
   ----------------------------------------------                              -----------------
   Up to $300 million........................................................       0.450%
   In excess of $300 million but not exceeding $600 million..................       0.420%
   In excess of $600 million but not exceeding $1.0 billion..................       0.385%
   In excess of $1.0 billion but not exceeding $1.5 billion..................       0.350%
   In excess of $1.5 billion but not exceeding $2.0 billion..................       0.315%
   In excess of $2.0 billion.................................................       0.280%

  The Fund may enter into agreements (the "Service Agreements") with certain banks, financial institutions and corporations ("Service Organizations") whereby each Service Organization provides recordkeeping and certain administration services for its customers who invest in the Funds through accounts maintained at that Service Organization. Each Service Organization will receive monthly payments for the performance of its service under the Service Agreement. The payments from the Funds on an annual basis will not exceed 0.35% of the average value of the Funds' shares held in the subaccounts of the Service Organizations. During the period ended June 30, 1999, the Funds did not participate in any service agreement.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, is a subsidiary of The BISYS Group, Inc. BISYS, with whom certain officers are affiliated, serves the Trust as distributor, administrator, transfer agent and fund accountant. Such officers are not paid any fees directly by the Funds for serving as officers of the Trust.

                                                                 Administration
   Portion of Each Fund's Average Daily Net Assets                  Fee Rate
   -----------------------------------------------               --------------
   Up to $200 million...........................................     0.150%
   In excess of $200 million but not exceeding $400 million.....     0.125%
   In excess of $400 million but not exceeding $600 million.....     0.100%
   In excess of $600 million....................................     0.080%

  HSBC Asset Management Inc. earned co-administration and shareholder servicer assistance fees of 0.07% of each Fund's average net assets.

  Information regarding these transactions is as follows for the period ended June 30, 1999:

                                                             Co-Administration
                              Investment                      and Shareholder
                             Advisory Fees  Administration  Servicer Assistance
                              voluntarily  Fees voluntarily  Fees voluntarily
                                reduced        reduced            reduced
                             ------------- ---------------- -------------------
   Growth and Income Fund..     $    --        $27,814            $38,938
   Fixed Income Fund.......          --         12,696             17,774
   New York Tax-Free Bond
   Fund....................      32,963          8,241             11,537

  The Funds have adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for a monthly payment by the Fund to BISYS Fund Services for expenses incurred in connection with distribution services provided to the Fund not to exceed an annual rate of 0.35% (0.50% for Growth and Income Fund) of each Fund's average net assets during the preceding month. As distributor, BISYS is entitled to receive commissions on sales of shares of the Funds. For the period ended June 30, 1999, the total commission BISYS received, retained, and reallowed to affiliated broker/dealers of the Funds are as follow:

                                                                   Commissions
                                                      Commissions Reallowed to
                                                      Retained by  Affiliated
                                    Total Commissions    BISYS    Broker/Dealer
                                    ----------------- ----------- -------------
   Growth and Income Fund..........      $16,150        $2,705       $13,445
   Fixed Income Fund...............          245            27           218
   New York Tax-Free Bond Fund.....       18,218         2,226        15,992
                                         -------        ------       -------
                                         $34,614        $4,958       $29,655
                                         =======        ======       =======

  A partner of the Trust's legal counsel served as Secretary of the Trust. Paul, Weiss, Rifkind, Wharton and Garrison serves as the Trust's legal counsel for the period ended June 30, 1999.

5. Options Written

  When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

  A Fund may seek to earn premiums by writing covered call options against some of the securities in its portfolio. A call option is "covered" if the Fund owns the underlying securities covered by the call. The purchaser of the call option obtains the right to acquire these securities at a fixed price (which may be less than, the same as, or greater than the current market price of such securities) during a specific period of time. Until an option lapses or is canceled by a closing transaction, the maximum sales price the Fund can realize on the underlying security is limited to the strike price. The Fund continues to bear the risk of a decline in the market price of the security during the option period, although the decline in value would be mitigated by the amount of the premium received for the call. The aggregate value of the securities subject to options written by the Fund may not exceed 25% of the value of the Fund's net assets.

  The following is a summary of written call option activity for the period ended June 30, 1999 by the Growth and Income Fund:

                                                                Call Options
                                                             ------------------
                                                             Number of
                                                             Contracts Premiums
                                                             --------- --------
   Balance at beginning of year.............................     70    $ 23,415
   Options written..........................................    355     176,879
   Options closed...........................................   (425)   (200,294)
                                                               ----    --------
   Options outstanding at end of year.......................     --    $     --
                                                               ====    ========

6. Concentration of Credit Risk

  The New York Tax-Free Bond Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York specific municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent.

7. Voting Results of Special Meeting of Shareholders

  At a special meeting of the shareholders of HSBC Mutual Fund Trust (the "Trust"), held on May 10, 1999, at 10:00 a.m. ET, the following actions were taken:

  (1) The approval of the election of four existing members of the Board of Trustees of the Trust and the election of four new members to the Board of Trustees of the Trust to serve until their successors are duly elected and qualified as presented in the proxy materials:

                                                       Number of    Number of
     Name of Trustee                                   Votes For  Votes Withheld
     ---------------                                   ---------- --------------
     Wolfe J. Frankl.................................. 14,145,144     22,306
     Jeffery J. Hass.................................. 14,144,633     22,817
     Richard J. Loos.................................. 14,144,633     22,817
     Clifton H. W. Maloney............................ 14,144,600     22,850
     John C. Meditz................................... 14,145,776     21,674
     Harald Paumgarten................................ 14,143,568     23,882
     John P. Pfann.................................... 14,146,374     21,076
     Robert A. Robinson............................... 14,146,374     21,076

  (2) The approval of the existing Investment Advisory agreement between the Trust and HSBC Asset Management Americas Inc. is as follows:

                                                          FOR    AGAINST ABSTAIN
                                                       --------- ------- -------
     HSBC Growth and Income Fund...................... 7,250,579 162,491 45,628
     HSBC Fixed Income Fund........................... 5,117,460      --     --
     HSBC New York Tax-Free Bond Fund................. 1,528,534  18,495 44,260

  (3) The approval that Ernst & Young, LLP has been selected as independent accountants for the Trust for the fiscal year ending December 31, 1999:

                                                         FOR     AGAINST ABSTAIN
                                                      ---------- ------- -------
     HSBC Mutual Funds Trust......................... 14,119,754 14,533  33,159

  (4) The approval that a change in the investment policies of all of the Funds to permit each Fund to make loans, including loans of its portfolio securities if, as a result, the aggregate of such loans does not exceed 33 1/3% of the value of a Fund's total assets:

                                                          FOR    AGAINST ABSTAIN
                                                       --------- ------- -------
     HSBC Growth and Income Fund...................... 7,276,454 17,305  164,940
     HSBC Fixed Income Fund........................... 5,090,567    956   25,937
     HSBC New York Tax-Free Bond Fund................. 1,256,310 93,643  241,338

  (5) The approval that a change in the investment policies of all of the Funds to permit each Fund to: (I) borrow from banks, for any purpose, up to 33 1/3% of the current value of its total assets; (II) pledge up to 33 1/3% of its total assets to secure such borrowings; and (III) to eliminate any limits on purchasing securities when borrowings exist:

                                                          FOR    AGAINST ABSTAIN
                                                       --------- ------- -------
     HSBC Growth and Income Fund...................... 7,272,304 19,128  167,267
     HSBC Fixed Income Fund........................... 5,090,565    956   25,939
     HSBC New York Tax-Free Bond Fund................. 1,257,437 93,838  240,016

  (6) The approval that a change in the investment policies of each of the Funds to remove the restriction on each Fund purchasing securities of any company with a record of less than three years continuous operation if such purchase would cause the Fund's investments in all such companies taken at cost to exceed 5% of the total assets of the
       Fund:

                                                          FOR    AGAINST ABSTAIN
                                                       --------- ------- -------
     HSBC Growth and Income Fund...................... 7,276,793 17,634  164,272
     HSBC Fixed Income Fund........................... 5,091,033    488   25,939
     HSBC New York Tax-Free Bond Fund................. 1,295,112 71,853  224,326

  (7) The approval that a change in the investment policies of each of the Funds to remove the restriction on each Fund investing in warrants in excess of 5% of the Fund's net assets, and to remove the restriction on the Funds investing in warrants which are listed on the New York or American Stock Exchange in excess of 2% of the Fund's net assets:

                                                          FOR    AGAINST ABSTAIN
                                                       --------- ------- -------
     HSBC Growth and Income Fund...................... 7,275,641 16,571  166,487
     HSBC Fixed Income Fund........................... 5,091,033    488   25,939
     HSBC New York Tax-Free Bond Fund................. 1,271,022 52,177  268,092

  (8) The approval that a change in the investment policies of each of the Funds to permit each Fund to purchase or retain securities of any company which the officers and trustees of the trust, and officers and directors of the advisor, who individual own more than of 1% of the securities of that company, together own beneficially more than 5% of such company:

                                                          FOR    AGAINST ABSTAIN
                                                       --------- ------- -------
     HSBC Growth and Income Fund...................... 7,276,529 16,495  165,675
     HSBC Fixed Income Fund........................... 5,091,033    488   25,939
     HSBC New York Tax-Free Bond Fund................. 1,290,142 80,671  220,478

  (9) The approval that a change in the investment policies of all of the Funds to remove the restriction on each Fund participating on a joint, or a joint and several basis, in any securities trading account:

                                                          FOR    AGAINST ABSTAIN
                                                       --------- ------- -------
     HSBC Growth and Income Fund...................... 7,276,593 14,007  168,099
     HSBC Fixed Income Fund........................... 5,091,081    956   25,423
     HSBC New York Tax-Free Bond Fund................. 1,286,317 70,856  234,118

  (10) The approval that a change in the investment policies of the Growth and Income Fund and the New York Tax-Free Bond Fund to permit each Fund to invest up to 15% of its net assets in illiquid securities:

                                                          FOR    AGAINST ABSTAIN
                                                       --------- ------- -------
     HSBC Growth and Income Fund...................... 7,277,170 15,099  166,430
     HSBC New York Tax-Free Bond Fund................. 1,289,658 65,009  236,624

  (11) The approval that a change in the investment policies of all of the Funds, except the International Equity Fund, to provide that each Fund, with respect to 75% of its total assets (taken at market value), may not purchase a security if as a result (1) more than 5% of its total assets (taken at market value) would be invested in the securities (including securities subject to repurchase agreements), of any one issuer, other than obligations which are issued or guaranteed by the United States Government, its agencies or instrumentalities or (2) the Fund would own more than 10% of the outstanding voting securities of such issuer:

                                                          FOR    AGAINST ABSTAIN
                                                       --------- ------- -------
     HSBC Growth and Income Fund...................... 7,281,890 13,027  163,782
     HSBC Fixed Income Fund........................... 5,091,033    488   25,939
     HSBC New York Tax-Free Bond Fund................. 1,311,685 42,738  236,868

8. Subsequent Events

  Effective July 1, 1999, the Growth and Income Fund, Fixed Income Fund and New York Tax-Free Bond Fund are authorized to issue two additional classes of shares: Class B and Class C shares. Also effective July 1, 1999, the existing share class is designated as Class A shares. Each class of shares in a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under service organization or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

  The following is a summary of the maximum annual fund operating expenses (fees paid from Fund assets) for Class A, Class B and Class C shares effective July 1, 1999:

                                  Growth and                 Fixed                 New York
                                  Income Fund             Income Fund         Tax-Free Bond Fund
                            ----------------------- ----------------------- -----------------------
                            Class A Class B Class C Class A Class B Class C Class A Class B Class C
                            ------- ------- ------- ------- ------- ------- ------- ------- -------
   Management fee..........  0.55%   0.55%   0.55%   0.55%   0.55%   0.55%   0.45%   0.45%   0.45%
   Administrative Services
    fee/1/ ................  0.15%   0.15%   0.15%   0.15%   0.15%   0.15%   0.15%   0.15%   0.15%
   Distribution (12b-1)
    fee....................  0.50%   0.75%   0.75%   0.35%   0.75%   0.75%   0.35%   0.75%   0.75%
   Service Organization
    fee/2/ ................  0.35%   0.50%   0.50%   0.35%   0.50%   0.50%   0.35%   0.50%   0.50%
   Fee Waivers & Expense
    Reimbursements.........  0.65%   0.30%   0.30%   0.50%   0.30%   0.30%   0.50%   0.30%   0.30%
   Net expenses............  1.15%   1.90%   1.90%   1.14%   1.89%   1.89%   1.25%   2.00%   2.00%

  --------
  /1/The Administrator is contractually limiting its Administrative Services fee to .10% for each class of shares until December 31, 1999.

  /2/The Service Organization fee is being contractually waived in its entirety for Class A shares and contractually limited to .25% for the Class B and Class C shares until December 31, 1999.

FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year and Periods Indicated (Unaudited).

                            GROWTH AND INCOME FUND

                            For the           For the Year Ended December 31,
                         period ended    ----------------------------------------------
                         June 30, 1999     1998     1997       1996     1995     1994
                         -------------   --------  -------   --------  -------  -------
Net Asset Value,
 Beginning of Period....   $  13.86      $  12.36  $ 16.28   $  14.77  $ 11.93  $ 12.87
                           --------      --------  -------   --------  -------  -------
Investment Activities
 Net investment income..       0.01          0.07     0.18       0.18     0.30     0.29
 Net realized and
  unrealized gains from
  investment
  transactions..........       1.45          3.23     4.28**     2.46     3.64    (0.67)
                           --------      --------  -------   --------  -------  -------
 Total from Investment
  Activities............       1.46          3.30     4.46       2.64     3.94    (0.38)
                           --------      --------  -------   --------  -------  -------
Distributions
 From net investment
  income................         --         (0.08)   (0.19)     (0.18)   (0.30)   (0.29)
 From net realized
  gains.................         --         (1.72)   (8.19)     (0.95)   (0.80)   (0.15)
 From excess of net
  realized gains........         --            --       --         --       --    (0.12)
                           --------      --------  -------   --------  -------  -------
 Total Distributions....         --         (1.80)   (8.38)     (1.13)   (1.10)   (0.56)
                           --------      --------  -------   --------  -------  -------
Net Asset Value, End of
 Period.................   $  15.32      $  13.86  $ 12.36   $  16.28  $ 14.77  $ 11.93
                           ========      ========  =======   ========  =======  =======
Total Return (excludes
 sales charges).........      10.53%(a)     26.97%   27.42%     17.90%   33.11%   (2.97)%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........   $118,422      $106,267  $55,195   $140,688  $66,062  $64,999
 Ratio of expenses to
  average net
  assets (b)............       0.90%         0.89%    0.83%      0.85%    0.94%    0.78%
 Ratio of net investment
  income to average net
  assets (b)............       0.18%         0.58%    0.95%      1.43%    2.06%    2.25%
 Ratio of expenses to
  average net
  assets* (b)...........       1.02%         1.01%    0.95%      0.96%    0.97%    0.86%
 Portfolio Turnover
  Rate..................      38.26%(a)     82.19%   69.07%     61.68%   52.77%   23.31%

--------
(a)  Not annualized.
(b)  Annualized.
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
** In addition to the net realized and unrealized gains from investment transactions, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year and Periods Indicated (Unaudited).

                               FIXED INCOME FUND

                            For the          For the Year Ended December 31,
                         period ended    --------------------------------------------
                         June 30, 1999    1998     1997      1996     1995     1994
                         -------------   -------  -------  --------  -------  -------
Net Asset Value,
 Beginning of Period....    $ 10.37      $ 10.12  $  9.89  $  10.28  $  9.35  $ 10.13
                            -------      -------  -------  --------  -------  -------
Investment Activities
 Net investment income..       0.29         0.57     0.59      0.59     0.59     0.59
 Net realized and
  unrealized gains from
  investments...........      (0.51)        0.25     0.23     (0.39)    0.93    (0.78)
                            -------      -------  -------  --------  -------  -------
 Total from Investment
  Activities............      (0.22)        0.82     0.82      0.20     1.52    (0.19)
                            -------      -------  -------  --------  -------  -------
Distributions
 From net investment
  income................      (0.28)       (0.57)   (0.59)    (0.59)   (0.59)   (0.59)
                            -------      -------  -------  --------  -------  -------
 Total Distributions....      (0.28)       (0.57)   (0.59)    (0.59)   (0.59)   (0.59)
                            -------      -------  -------  --------  -------  -------
Net Asset Value, End of
 Period.................    $  9.87      $ 10.37  $ 10.12  $   9.89  $ 10.28  $  9.35
                            =======      =======  =======  ========  =======  =======
Total Return (excludes
 sales charges).........      (2.12)%(a)    8.33%    8.62%     2.11%   16.73%   (1.89)%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........    $41,882      $53,834  $61,402  $104,875  $99,942  $84,774
 Ratio of expenses to
  average net
  assets (b)............       0.94%        0.89%    0.88%     0.88%    0.93%    0.77%
 Ratio of net investment
  income to average net
  assets (b)............       5.64%        5.59%    6.00%     5.94%    6.03%    6.10%
 Ratio of expenses to
  average net
  assets* (b)...........       1.06%        1.01%    1.00%     0.98%    0.96%    0.86%
 Portfolio Turnover
  Rate..................      44.04%(a)    71.05%   60.98%   156.05%   41.58%   63.96%

--------
(a)  Not annualized.
(b)  Annualized.
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year and Periods Indicated. (Unaudited)

                          NEW YORK TAX-FREE BOND FUND

                            For the          For the Year Ended December 31,
                         period ended    -------------------------------------------
                         June 30, 1999    1998     1997     1996     1995     1994
                         -------------   -------  -------  -------  -------  -------
Net Asset Value,
 Beginning of Period....    $ 11.64      $ 11.48  $ 11.05  $ 11.17  $ 10.20  $ 11.70
                            -------      -------  -------  -------  -------  -------
Investment Activities
 Net investment income..       0.02         0.51     0.53     0.55     0.54     0.53
 Net realized and
  unrealized gains from
  investments...........      (0.42)        0.16     0.43    (0.12)    0.97    (1.47)
                            -------      -------  -------  -------  -------  -------
 Total from Investment
  Activities............      (0.40)        0.67     0.96     0.43     1.51    (0.94)
                            -------      -------  -------  -------  -------  -------
Distributions
 From net investment
  income................      (0.03)       (0.51)   (0.53)   (0.55)   (0.54)   (0.53)
 From net realized
  gains.................         --           --       --       --       --    (0.03)
                            -------      -------  -------  -------  -------  -------
 Total Distributions....      (0.03)       (0.51)   (0.53)   (0.55)   (0.54)   (0.56)
                            -------      -------  -------  -------  -------  -------
Net Asset Value, End of
 Period.................    $ 11.21      $ 11.64  $ 11.48  $ 11.05  $ 11.17  $ 10.20
                            =======      =======  =======  =======  =======  =======
Total Return (excludes
 sales charges).........      (1.54)%(a)    5.99%    8.97%    3.99%   15.17%   (8.13)%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........    $31,846      $33,668  $37,524  $41,975  $50,677  $50,711
 Ratio of expenses to
  average net
  assets (b)............       1.00%        0.96%    0.92%    0.91%    0.99%    0.84%
 Ratio of net investment
  income to average
  net assets (b)........       4.36%        4.47%    4.79%    5.02%    5.07%    4.93%
 Ratio of expenses to
  average net
  assets* (b)...........       1.32%        1.28%    1.24%    1.21%    1.20%    1.10%
 Portfolio Turnover
  Rate..................       4.59%(a)    56.81%   35.64%   87.40%   24.43%  122.43%

--------
(a)  Not annualized.
(b)  Annualized.
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

                                            HSBC Mutual Funds Trust
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                            [LOGO OF HSBC ASSET MANAGEMENT
                                            AMERICAS INC. APPEARS HERE]
-------------------------------------------------------------------------------

                                            Growth and Income Fund
                                            Fixed Income Fund
                                            New York Tax-Free Bond Fund

HSBC SM Mutual Funds Trust
3435 Stelzer Road
Columbus, Ohio 43219

Information:
(800) 634-2536

Investment Adviser
HSBC Asset Management Americas Inc.
140 Broadway (6th Floor)
New York, New York 10005-1180

Distributor, Administrator, Transfer Agent and Dividend Disbursing Agent
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Independent Auditors
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

Legal Counsel
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of Americas
New York, New York 10019

This report is for the information of the shareholders of HSBC Mutual Funds Trust. Its use in connection with any offering of the Trust's shares is authorized only in the case of a concurrent or prior delivery of the Trust's current prospectus. Shares of the Funds are not an obligation of or guaranteed or endorsed by HSBC Holdings plc or its affiliates. In addition, such shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency and may involve investment risks, including the possible loss of principal.
                                                                           8/99
Semi-Annual Report (Unaudited)
June 30, 1999

Managed by:
HSBC Asset Management Americas Inc.

Sponsored and distributed by:
BISYS Fund Services